SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   April 28, 2005

      First Albany Companies Inc.

(Exact name of registrant as specified in its charter)

      New York
(State or Other Jurisdiction
of Incorporation)

0-14140	22-2655804

(Commission File Number)	(IRS Employer Identification No.)

677 Broadway, Albany, New York	12207

(Address of principal executive offices)	(Zip Code)

      (518) 447-8500
(Registrant’s Telephone Number
Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1: SLIDE PRESENTATION

Item 7.01. Regulation FD Disclosure.

First Albany Companies Inc. (the “Company”) is furnishing the Securities and Exchange Commission (“SEC”) with its slide presentation issued April 28, 2005. A copy of the slide presentation is furnished as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1	Slide Presentation of First Albany Companies Inc. dated April 28, 2005.

Forward-Looking Statements:

This form 8-K contains forward-looking statements which are subject to various, assumptions, risks and uncertainties including: the conditions of the securities markets, generally, acceptance of the Company’s services within those markets, and other risks and factors identified from time to time in the Company’s filings with the SEC.

These forward-looking statements are not historical facts but instead represent only the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the company’s control.

It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements, and the Company disclaims any duty to update such statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2005

FIRST ALBANY COMPANIES INC.
(Registrant)

/s/ Alan P. Goldberg
Alan P. Goldberg
President and Chief Executive Officer